PNC Alternative Strategies TEDI Fund LLC

Two Hopkins Plaza

Baltimore, Maryland 21201

November 23, 2009

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	PNC Alternative Strategies TEDI Fund LLC
File No. 33-128726; 811-21817

Ladies and Gentlemen:

We are filing via EDGAR pursuant to the Securities Exchange Act of 1934, as amended, a preliminary proxy statement relating to a special meeting of members of PNC Alternative Strategies TEDI Fund LLC (the “Fund”). The Fund operates as a feeder fund in a master-feeder fund arrangement with PNC Alternative Strategies Master Fund LLC (the “Master Fund”). The purpose of the meeting is to vote on the following proposals applicable to both the Fund and the Master Fund:

(1) To elect five (5) Directors to the Boards of Directors.

(2) To approve a new investment management agreement between PNC Capital Advisors, LLC (“PNC”) and the Fund, and a new investment management agreement between PNC and the Master Fund. The agreements operate as one and the approval of one is conditioned upon the approval of the other.

Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund’s interests that it holds will be passed through to the Fund’s own members.

Please call me at 215-585-5082 or S. Elliott Cohan of Kramer Levin Naftalis & Frankel LLP, counsel to the Fund, at 212-715-9512 with any questions or comments.

Very truly yours,

/s/ Jennifer E. Vollmer
Jennifer E. Vollmer
Secretary
PNC Alternative Strategies TEDI Fund LLC

cc:	S. Elliott Cohan, Esq.